FirstEnergy Barclays CEO Energy-Power Conference James F. Pearson, EVP and CFO New York, NY • September 2017

Forward-Looking Statements 2September 2017Barclays CEO Energy-Power Conference This presentation includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and the effectiveness of our strategy to transition to a fully regulated business profile; the accomplishment of our regulatory and operational goals in connection with our transmission investment plan, including, but not limited to, our planned transition to forward-looking formula rates; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet; success of legislative and regulatory solutions for generation assets that recognize their environmental or energy security benefits, including the United States Department of Energy study; the risks and uncertainties associated with the lack of viable alternative strategies regarding the Competitive Energy Services (CES) segment, thereby causing FirstEnergy Solutions Corp. (FES), and likely FirstEnergy Nuclear Operating Company (FENOC), to restructure its debt and other financial obligations with its creditors or seek protection under United States bankruptcy laws and the losses, liabilities and claims arising from such bankruptcy proceeding, including any obligations at FirstEnergy Corp.; the risks and uncertainties at the CES segment, including FES and its subsidiaries and FENOC, related to continued depressed wholesale energy and capacity markets, and the viability and/or success of strategic business alternatives, such as pending and potential CES generating unit asset sales, the potential conversion of the remaining generation fleet from competitive operations to a regulated or regulated-like construct or the potential need to deactivate additional generating units; the substantial uncertainty as to FES’ ability to continue as a going concern and substantial risk that it may be necessary for FES, and likely FENOC, to seek protection under United States bankruptcy laws; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments, such as long-term fuel and transportation agreements; the uncertainties associated with the deactivation of older regulated and competitive units, including the impact on vendor commitments, such as long-term fuel and transportation agreements, and as it relates to the reliability of the transmission grid, the timing thereof; the impact of other future changes to the operational status or availability of our generating units and any capacity performance charges associated with unit unavailability; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil prices, and their availability and impact on margins; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; replacement power costs being higher than anticipated or not fully hedged; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of labor disruptions by our unionized workforce; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; the impact of the regulatory process and resulting outcomes on the matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates; the impact of the federal regulatory process on Federal Energy Regulatory Commission (FERC)-regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; other legislative and regulatory changes, including the new federal administration's required review and potential revision of environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency’s Clean Power Plan, Coal Combustion Residuals regulations, Cross-State Air Pollution Rule and Mercury and Air Toxics Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to, the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to significant accounting policies; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; further actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries’ access to financing, increase the costs thereof, increase requirements to post additional collateral to support, or accelerate payments under outstanding commodity positions, letters of credit and other financial guarantees, and the impact of these events on the financial condition and liquidity of FirstEnergy Corp. and/or its subsidiaries, specifically FES and its subsidiaries; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. We expressly disclaim any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

Non-GAAP Financial Matters This presentation contains references to non-GAAP financial measures including Operating earnings (losses). In addition, Basic Earnings (Loss) Per Share - Operating, calculated on a segment basis, is also a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (GAAP). Operating earnings (losses) are not calculated in accordance with GAAP because they exclude the impact of “special items”. Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. Basic Earnings (Loss) Per Share - Operating for each segment is calculated by dividing segment Operating earnings (losses), which exclude special items as discussed above, by the basic weighted average shares outstanding for the period. Management uses non-GAAP financial measures such as Operating earnings (losses) to evaluate the company’s performance and manage its operations and frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Additionally, management uses Basic Earnings (Loss) Per Share - Operating by segment to further evaluate the company’s performance by segment and references this non-GAAP financial measure in its decision-making. Management believes that the non-GAAP financial measures of Operating earnings (losses) and Basic Earnings (Loss) Per Share - Operating by segment provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the company against its peer group by presenting period-over-period operating results without the effect of certain charges or benefits that may not be consistent or comparable across periods or across the company’s peer group. All of these non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures. Also, the non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Pursuant to the requirements of Regulation G, FirstEnergy has provided quantitative reconciliations within this presentation of the non- GAAP financial measures to the most directly comparable GAAP financial measures. Refer to appendix slide 12. 3September 2017Barclays CEO Energy-Power Conference

Agenda ■ FirstEnergy Overview ■ Our Transition to a Regulated Company ■ Business Updates – Distribution – Transmission – Financial – Competitive ■ AE Supply Updates ■ Building a Stronger FirstEnergy Barclays CEO Energy-Power Conference 4September 2017

FirstEnergy Overview

OUR MISSION

We are a forward-thinking electric utility powered by a diverse team of employees committed to making customers' lives brighter, the environment better and our communities stronger.

$43B
2016 Total Assets

$15B
2016 Annual Revenues


Jointly Owned Plant
Regulated Plants
Competitive Generating Plants
230, 345 and 500 kV Transmission Lines
Competitive retail footprint
Utility footprint
MI
IL
IN
OH
PA
NJ
MD
WV
VA

~6 Million
Total Customers

~24,500+ Miles
Transmission Lines

~17,000 MW
Total Generation

FIRSTENERGY Barclays CEO Energy-Power Conference September 2017 5

Fully focused on our transition to a regulated company

The scale and diversity of our regulated operations position FirstEnergy for sustained growth into the future



Thoughtful exit from commodity-exposed generation
Investing in our Regulated businesses
Building a stronger balance sheet

Thoughtful exit from commodity-exposed generation

- Began strategic review of Competitive Generation in November 2016
- Announced FES Board changes and retained separate legal and financial advisors for FE and FES
- Recognized ~$11B of pre-tax asset impairment and plant exit costs through June 2017
- Began discussions with FES creditors
- Continue efforts to support fuel-secure baseload generation assets

Investing in our Regulated business

- Recent rate case settlements for our four PA utilities and JCP&L as well as approval of the Ohio DMR effective January 2017
- Continue Energizing the Future transmission investment plan; $800M - $1.2B annually through 2021
- Targeting 4%-6% Regulated CAGR 2017-2019 (7%-9% including Ohio DMR)

Building a stronger balance sheet

- Entered into new credit facilities in December 2016 to provide financial flexibility
- Improved liquidity and reduced exposure to rising interest rates through $3B FE Corp. Senior Notes issuance
- Committed to investment-grade credit ratings at all regulated entities and FE Corp.

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Business Updates ■ In January, new rates went into effect in Ohio, New Jersey and Pennsylvania ■ Four consecutive quarters of industrial load growth – Primarily driven by shale gas, steel, coal mining and chemical industries ■ Higher than forecasted load expected, offsetting the impact of mild temperatures in the first half of 2017 ■ Expect final approval of Mon Power’s purchase of AE Supply’s Pleasants plant from West Virginia Public Service Commission (WVPSC) and FERC by early 2018 ■ On track with our Energizing the Future program expanding grid modernization and reliability investments to the east ■ JCP&L and MAIT forward-looking formula rates* went into effect June 1 and July 1, respectively Barclays CEO Energy-Power Conference Distribution Updates Transmission Updates Targeting Regulated CAGR of 4%-6% 2017-2019 (7%-9% including Ohio DMR) 7September 2017 * Remain subject to refund

Business Updates (Continued) ■ On June 19, 2017, FE Corp. issued $3B Senior Notes at a weighted average coupon of 4.04% – Proceeds used to refinance $650M Notes due 2018 and to repay revolver borrowings – Improves liquidity and reduces exposure to rising interest rates ■ On August 16, 2017, S&P Global Ratings affirmed the ratings on FE and its regulated subsidiaries and revised FE Corp.’s outlook to stable ■ Reaffirming 2017 Operating (non-GAAP) earnings* guidance of $2.70 - $3.00 per basic share; 2017 GAAP earnings forecast revised to $2.14 - $2.44 per basic share ■ Settlement efforts continue on the second coal transportation contract dispute ■ Discussions with FES creditors began in early August ■ Continue efforts on the proposed Zero-Emission Nuclear resource program in Ohio ■ Continue to monitor efforts related to the Department of Energy study released in August ■ Amended purchase agreement for sale of AE Supply gas/hydro assets signed August 30, 2017 Barclays CEO Energy-Power Conference Financial Updates Competitive Updates Working to exit commodity-exposed generation; focused on the interests of all constituents 8September 2017 * Refer to the appendix (slide 12) for reconciliation between GAAP and Operating (non-GAAP) earnings

AE Supply Updates

Gas/Hydro Asset Sale*

- On August 30, 2017, signed an amended purchase agreement with LS Power to sell 1,615 MW of gas/hydro assets for a purchase price of $825M
  - Springdale (638 MW) and other gas units (221 MW), expected to close in 4Q17
  - Buchanan (43 MW), expected to close in 1Q18
  - Bath (713 MW), expected to close in 1Q18
- Condition precedent to gas asset sale closing – LS Power to obtain binding commitment for Bath debt financing on terms that have been mutually agreed upon by LS Power and FE (if no binding commitment is obtained, either party may terminate entire transaction without penalty)

Pleasants Transfer

- In March, Mon Power and AE Supply signed an asset purchase agreement, subject to regulatory approval by WVPSC and FERC
- WVPSC procedural schedule:
  - Intervenor testimony filed August 25, 2017
  - WVPSC Hearing scheduled on September 26-28, 2017
  - Expect final approval by early 2018

Expected Net Proceeds

- AE Supply: $403M; FE Corp.: $350M
- AE Supply expected to redeem long-term debt, including make-whole payments, when either the Bath or Pleasants transaction closes in 1Q 2018

($M)	AE Supply	FE Corp.
Gas/hydro sales	$825	$825
Pleasants transfer	$195	-
Cash Proceeds	$1,020	$825
AE Supply Notes due 2019 & 2039	($305)	($305)
AE Supply PCN due 2037 (Pleasants)	($142)	-
AGC Notes due 2021	($60)	($60)
Make-whole payments	($110)	($110)
Net Proceeds	$403	$350

Less Pleasants transfer proceeds and AES PCN due 2037

* Subject to customary and other closing conditions

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Building a Stronger FirstEnergy ■ Safety is our top priority ■ Continue to drive operational excellence and strong financial performance across the company ■ Remain fully focused on our transition to a regulated company – Position FirstEnergy for customer-service oriented regulated growth – Committed to investment-grade credit ratings at all regulated entities and FE Corp. Barclays CEO Energy-Power Conference Remain focused on meeting our commitments to the investment community and executing our regulated growth strategy 10September 2017

Barclays CEO Energy-Power Conference 11September 2017 Appendix

Barclays CEO Energy-Power Conference 12September 2017 * Per share amounts for the special items and earnings drivers above are based on the after-tax effect of each item divided by the weighted average basic shares outstanding and assumes up to $600 million of additional equity in 2017, of which ~$100 million relates to employee benefit and other plans. The current and deferred income tax effect was calculated by applying the subsidiaries’ statutory tax rate to the pre-tax amount. The income tax rates range from 35% to 42%. Earnings (Loss) Per Share – Forecast for 2017 Reconciliation of GAAP to Operating (Non-GAAP) Earnings (In millions, except per share amounts) **Excludes estimate of annual pension and OPEB mark-to-market adjustment

■ FE provides parental guarantees and other assurances of $1.7B on behalf of FES / FENOC – The secured revolving credit facility is currently undrawn ■ FES continues to have access to the unregulated money pool – As of June 30, 2017, FES, its subsidiaries, and FENOC had net borrowings of $174M – Current expectation that borrowings will be reduced by March 2018, even after funding capital expenditures and nuclear fuel Parental Guarantees / Other Assurances On behalf of FES / FENOC Barclays CEO Energy-Power Conference Unfunded Pension OPEB As of 12/31/16 Surety Bonds Undrawn revolving credit agreement, secured by first mortgage bonds, at FES from FE available through 12/31/18 Rail Settlements Remaining two installments. The first payment ($37M) was made by FES in May 2017 Secured Credit Facility Undrawn revolving credit agreement, secured by first mortgage bonds, at FES from FE available through 12/31/18 EDCP Other employee benefits Energy Contracts & Other Guarantees / Assurances Total Including Undrawn Amounts As of June 30, 2017; All amounts are before income tax ($M) 13September 2017 $500 $1,691

Nuclear Facts

- Nuclear Decommissioning Trust (NDT) for all units is expected to be fully funded by the license expiration date
  - NDT shortfall of ~$120M, if plant closures were accelerated to the date of the next refueling outage

	Perry	Davis-Besse	Beaver Valley 1	Beaver Valley 2
License Expiration	2026[1]	2037	2036	2047
NDT Funding (as of June 30, 2017: SAFSTOR Method)	~$530M	~$575M	~$295M	~$390M
NDT Shortfall (If plant closure is accelerated to next RFO)	~$15M	–	~$90M	~$15M
Next Refueling Outage	Spring 2019	Spring 2018	Spring 2018	Fall 2018

[1] License extension expected to be requested to allow for operation until 2046

- Dry cask storage activities are the responsibility of FENOC/FES as the plant owner and disposal of spent fuel is the ultimate responsibility of the Department of Energy

Dry Cask Storage Overview

Current:	If one or more units were to prematurely close:
• Dry cask storage constructed at all three sites • Established settlement agreement in January 2012 with the DOE for reimbursement of the spent fuel handling costs • Agreement has been renewed twice for three-year terms; covers costs through 2019 • Expenses are typically recovered in the calendar year following their expenditure	• Option to immediately begin decommissioning or SAFSTOR • Spent Fuel Management cost for all four units estimated at ~$1B with majority of spend in first 7-10 years using SAFSTOR method • NG would seek to recover reimbursement for spent fuel management costs from the DOE (which has ultimate responsibility for spent nuclear fuel disposal) • All activities above are the responsibility of FENOC/FES as the plant owner

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